UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2006
                                  -------------

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                               0-10541           13-3055012
------------------------------        ------------------    ----------
(State or Other Jurisdiction         (Commission File No.)  (I.R.S. Employer
of Incorporation)                                           Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia           22314
----------------------------------------------------------          -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Comtex News Network, Inc. appointed Richard D. Henderson as its Controller and Treasurer, effective July 17, 2006. Mr. Henderson, age 40, is a certified public accountant who has held senior accounting and management consulting positions. Most recently, he was a Senior Business Analyst with American Systems Corporation, Chantilly, Virginia, and, prior to that, a certified public accountant in private practice. Mr. Henderson will be the Company's Principal Accounting Officer.

Item 9.01. Financial Statements and Exhibits

          (a) Financial Statements of Businesses Acquired. Not applicable

          (b) Pro Forma Financial Information. Not Applicable

          (c)  Shell Company Transactions. None

          (d)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COMTEX NEWS NETWORK, INC.



DATE:  July 21, 2006           By:  /s/ C.W. Gilluly
                                   ------------------
                                   C.W. Gilluly, Ed.D.
                                   Chairman and Interim Chief Executive Officer